Exhibit 10.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 5, 2013, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), CALLAWAY GOLF COMPANY, a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”, and together with Parent and Callaway Sales, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), CALLAWAY GOLF EUROPE LTD., a company organized under the laws of England (registered number 02756321) (“U.K. Borrower” and together with the U.S. Borrowers and the Canadian Borrower, collectively, “Borrowers”), and the other Obligors party hereto.
RECITALS
A.    Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Second Amended and Restated Loan and Security Agreement dated as of December 22, 2011 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
B.    Obligors have requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.
C.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Loan Agreement.

(a)	The following definitions are hereby added to Section 1.1 of the Loan Agreement in their proper alphabetical order:
“2012 Canadian Debt Reserve: a reserve established by Agent in an initial amount as of the Second Amendment Effective Date equal to $0. The 2012 Canadian Debt Reserve: (a) shall be reduced on a dollar for dollar basis for any amounts expended in connection with any Preferred Stock Repurchases made after the Second Amendment Effective Date in accordance with Section 10.2.6(h)(ii)(A); (b) may be permanently reduced from time to time upon Parent’s written request to Agent; and (c) subject to Agent’s written consent (such consent not to be unreasonably withheld if (i) upon and after giving effect to such adjustment, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after such adjustment (for clarification, including after giving effect to any recalculation of the U.K. Borrowing Base and U.S. Borrowing Base upon giving effect to such adjustment), U.K. Availability and U.S. Availability would be a positive number), may be reallocated on a dollar for dollar basis to the 2012 U.K. Debt Reserve and/or the 2012 U.S. Debt Reserve upon Parent’s written request to Agent; provided, however, that once reduced pursuant to clause (b) above, the 2012 Canadian Debt Reserve may not be increased. The parties agree that the 2012 Canadian Debt Reserve shall never be less than zero (-0-), and shall be included in the calculation of the Canadian Availability Reserve. For clarification, the aggregate amount of the 2012 Canadian Debt Reserve, the 2012 U.K. Debt Reserve, and the 2012 U.S. Debt Reserve may not exceed an amount equal to $18,379,618 less all amounts expended in connection with any Preferred Stock Repurchases made after the Second Amendment Effective Date in accordance with Section 10.2.6(h) and less all permanent reductions elected by Parent pursuant to clause (b) of each of the definitions of 2012 Canadian Debt Reserve, 2012 U.K. Debt Reserve, and 2012 U.S. Debt Reserve.”
“2012 U.K. Debt Reserve: a reserve established by Agent in an initial amount as of the Second Amendment Effective Date equal to $0. The 2012 U.K. Debt Reserve: (a) shall be reduced on a dollar for dollar basis for any amounts expended in connection with any Preferred Stock Repurchases made after the Second Amendment Effective Date in accordance with Section 10.2.6(h)(ii)(C); (b) may be permanently reduced from time to time upon Parent’s written request to Agent; and (c) subject to Agent’s written consent (such consent not to be unreasonably withheld if (i) upon and after giving effect to such adjustment, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after such adjustment (for clarification, including after giving effect to any recalculation of the Canadian Borrowing Base and U.S. Borrowing Base upon giving effect to such adjustment), Canadian Availability and U.S. Availability would be a positive number), may be reallocated on a dollar for dollar basis to the 2012 Canadian Debt Reserve and/or the 2012 U.S. Debt Reserve upon Parent’s written request to Agent; provided, however, that once reduced pursuant to clause (b) above, the 2012 U.K. Debt Reserve may not be increased. The parties agree that the 2012 U.K. Debt Reserve shall never be less than zero (-0-), and shall be included in the calculation of the U.K. Availability Reserve. For clarification, the aggregate amount of the 2012 Canadian Debt Reserve, the 2012 U.K. Debt Reserve, and the 2012 U.S. Debt Reserve may not exceed an amount equal to $18,379,618 less all amounts expended in connection with any Preferred Stock Repurchases made after the Second Amendment Effective Date in accordance with Section 10.2.6(h) and less all permanent reductions elected by Parent pursuant to clause (b) of each of the definitions of 2012 Canadian Debt Reserve, 2012 U.K. Debt Reserve, and 2012 U.S. Debt Reserve.”

“2012 U.S. Debt Reserve: a reserve established by Agent in an initial amount as of the Second Amendment Effective Date equal to $18,379,618. The 2012 U.S. Debt Reserve: (a) shall be reduced on a dollar for dollar basis for any amounts expended in connection with any Preferred Stock Repurchases made after the Second Amendment Effective Date in accordance with Section 10.2.6(h)(ii)(B); (b) may be permanently reduced from time to time upon Parent’s written request to Agent; and (c) subject to Agent’s written consent (such consent not to be unreasonably withheld if (i) upon and after giving effect to such adjustment, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after such adjustment (for clarification, including after giving effect to any recalculation of the Canadian Borrowing Base and U.K. Borrowing Base upon giving effect to such adjustment), Canadian Availability and U.K. Availability would be a positive number), may be reallocated on a dollar for dollar basis to the 2012 Canadian Debt Reserve and/or the 2012 U.K. Debt Reserve upon Parent’s written request to Agent; provided, however, that once reduced pursuant to clause (b) above, the 2012 U.S. Debt Reserve may not be increased. The parties agree that the 2012 U.S. Debt Reserve shall never be less than zero (-0-), and shall be included in the calculation of the U.S. Availability Reserve. For clarification, the aggregate amount of the 2012 Canadian Debt Reserve, the 2012 U.K. Debt Reserve, and the 2012 U.S. Debt Reserve may not exceed an amount equal to $18,379,618 less all amounts expended in connection with any Preferred Stock Repurchases made after the Second Amendment Effective Date in accordance with Section 10.2.6(h) and less all permanent reductions elected by Parent pursuant to clause (b) of each of the definitions of 2012 Canadian Debt Reserve, 2012 U.K. Debt Reserve, and 2012 U.S. Debt Reserve.”
“Canadian Pledged Cash: the funds maintained in a blocked Deposit Account or securities account of the Canadian Borrower subject to a Deposit Account Control Agreement or securities account control agreement, as applicable, which give Agent at all times exclusive access and control for withdrawal purposes to the exclusion of the Canadian Borrower and precluding the Canadian Borrower from withdrawing or otherwise giving any instructions in connection therewith and which may not be withdrawn without the Agent’s prior written consent (such consent not to be unreasonably withheld if (i) upon and after giving effect to such withdrawal, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after such withdrawal (for clarification, including after giving effect to any recalculation of the Canadian Borrowing Base upon giving effect to such withdrawal), Canadian Availability would be a positive number), and which are subject to effective security documents, in form and substance satisfactory to Agent, that provide Agent with an unencumbered perfected first priority/ranking security interest in and Lien on such funds.”
“Second Amendment Effective Date: September 5, 2013.”
“U.K. Pledged Cash: the funds maintained in a blocked Deposit Account or securities account of the U.K. Borrower subject to a Deposit Account Control Agreement or securities account control agreement, as applicable, which give Agent at all times exclusive access and control for withdrawal purposes to the exclusion of the U.K. Borrower and precluding the U.K. Borrower from withdrawing or otherwise giving any instructions in connection therewith and which may not be withdrawn without the Agent’s prior written consent (such consent not to be unreasonably withheld if (i) upon and after giving effect to such withdrawal, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after such withdrawal (for clarification, including after giving effect to any recalculation of the U.K. Borrowing Base upon giving effect to such withdrawal), U.K. Availability would be a positive number), and which are subject to effective security documents, in form and substance satisfactory to Agent, that provide Agent with an unencumbered perfected first priority/ranking security interest in and Lien on such funds.”
“U.S. Pledged Cash: the funds maintained in a blocked Deposit Account or securities account of a U.S. Borrower subject to a Deposit Account Control Agreement or securities account control agreement, as applicable, which give Agent at all times exclusive access and control for withdrawal purposes to the exclusion of the U.S. Borrowers and precluding the U.S. Borrowers from withdrawing or otherwise giving any instructions in connection therewith and which may not be withdrawn without the Agent’s prior written consent (such consent not to be unreasonably withheld if (i) upon and after giving effect to such withdrawal, no Default or Event of Default shall have occurred and be continuing and (ii) immediately after such withdrawal (for clarification, including after giving effect to any recalculation of the U.S. Borrowing Base upon giving effect to such withdrawal), U.S. Availability would be a positive number), and which are subject to effective security documents, in form and substance satisfactory to Agent, that provide Agent with an unencumbered perfected first priority/ranking security interest in and Lien on such funds.”

(b)	The definition of “2012 Debt Reserve” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety.

(c)	The definition of “Canadian Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Canadian Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the result of: (i) the Maximum Canadian Facility Amount, minus (ii) the Canadian LC Reserve, or (b) the result of: (i) the Canadian Accounts Formula Amount, plus (ii) the Canadian Inventory Formula Amount, plus (iii) 100% of the amount of Canadian Pledged Cash, minus (iv) the Canadian Availability Reserve.”

(d)	The definition of “Trigger Event Excess Availability” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Trigger Event Excess Availability: as of any date of determination, an amount equal to the sum of: (a) U.S. Availability, plus (b) the lesser of (i) Canadian Availability, and (ii) 35% of U.S. Availability, plus (c) the lesser of (i) U.K. Availability, and (ii) 35% of U.S. Availability, minus (d) the aggregate amount, if any, of all trade payables of Obligors that are more than 60 days past due and all book overdrafts of Obligors in excess of historical practices with respect thereto, in each case as determined by Agent in its Credit Judgment.”

(e)	The definition of “U.K. Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“U.K. Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the result of: (i) the Maximum U.K. Facility Amount, minus (ii) the U.K. LC Reserve, or (b) the result of: (i) the U.K. Accounts Formula Amount, plus (ii) the U.K. Inventory Formula Amount, plus (iii) 100% of the amount of U.K. Pledged Cash, minus (iv) the U.K. Availability Reserve.”

(f)	The definition of “U.S. Borrowing Base” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“U.S. Borrowing Base: on any date of determination, an amount equal to the lesser of (a) the result of: (i) the Maximum U.S. Facility Amount, minus (ii) the U.S. LC Reserve, minus (iii) the Canadian Overadvance Loan Balance, if any, outstanding on such date, minus (iv) the U.K. Overadvance Loan Balance, if any, outstanding on such date; or (b) the result of: (i) the U.S. Accounts Formula Amount, plus (ii) the U.S. Inventory Formula Amount, plus (iii) 100% of the amount of U.S. Pledged Cash, minus (iv) the U.S. Availability Reserve.”

(g)	Clause (b)(i) of the definition of “U.S. Inventory Formula Amount” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(i) $10,000,000,”

(h)	Section 10.2.6(h) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(h)    Parent may make Preferred Stock Repurchases so long as: (i) no Event of Default has occurred and is continuing or would result therefrom, and (ii) either:
(A)    the amount expended in connection with any such Preferred Stock Repurchase: (I) is made solely using cash proceeds of a substantially contemporaneous (x) dividend from the Canadian Borrower to Parent, or (y) repayment by the Canadian Borrower of an intercompany obligation owing to Parent, and (II) does not exceed the 2012 Canadian Debt Reserve in effect immediately prior to giving effect to any such expenditures;
(B)    the amount expended in connection with any such Preferred Stock Repurchase does not exceed the 2012 U.S. Debt Reserve in effect immediately prior to giving effect to any such expenditures; or
(C)    the amount expended in connection with any such Preferred Stock Repurchase: (I) is made solely using cash proceeds of a substantially contemporaneous (x) dividend from the U.K. Borrower to Parent, or (y) repayment by the U.K. Borrower of an intercompany obligation owing to Parent, and (II) does not exceed the 2012 U.K. Debt Reserve in effect immediately prior to giving effect to any such expenditures.”

2.	Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a)	Amendment. Agent shall have received this Amendment, executed by Agent, each Obligor and the Lenders in a sufficient number of counterparts for distribution to all parties.

(b)
Resolutions. Agent shall have received a certificate of a duly authorized officer of the U.K. Borrower certifying that an attached copy of resolutions authorizing execution and delivery of this Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment.

(c)	Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(d)	No Default. No event has occurred and is continuing that constitutes an Event of Default.

(e)
Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.    Representations and Warranties. Each Obligor represents and warrants as follows:

(a)
Authority. Each Obligor has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)
Enforceability. This Amendment has been duly executed and delivered by each Obligor. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, and is in full force and effect.

(c)
Representations and Warranties. The representations and warranties contained in each Loan Document to which any Obligor is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)	Due Execution. The execution, delivery and performance of this Amendment are within the power of each Obligor, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Obligor.

(e)	No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.
Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5.
Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6.    Reference to and Effect on the Loan Documents.

(a)
Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)
Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders.

(c)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)
To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.
Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8.
Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.

9.
Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.
Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS:

CALLAWAY GOLF COMPANY,
a Delaware corporation
By: /s/ Bradley J. Holiday
Name: Bradley J. Holiday
Title: Executive SVP, Chief Financial Officer

CALLAWAY GOLF SALES COMPANY,
a California corporation
By: /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: Director

CALLAWAY GOLF BALL OPERATIONS, INC.,
a Delaware corporation
By: /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: Director

CALLAWAY GOLF CANADA LTD.,
a Canada corporation
By: /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: Director

CALLAWAY GOLF EUROPE LTD.,
a company organized under the laws of England and Wales
By: /s/ Bradley J. Holiday
Name: Bradley J. Holiday
Title: Executive SVP, Chief Financial Officer

CALLAWAY GOLF INTERACTIVE, INC.
a Texas corporation
By: /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: Director

CALLAWAY GOLF INTERNATIONAL SALES COMPANY,
a California corporation
By: /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: Director

CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED,
a company limited by shares incorporated under the laws of England and Wales
By: /s/ Neil Howie
Name: Neil Howie
Title: Director

AGENT AND LENDERS
BANK OF AMERICA, N.A., as Agent and as a Lender
By: /s/ Monirah J. Masud Name: Monirah J. Masud Title: Senior Vice President
BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender By: /s/ Medina Sales De Andrade Name: Medina Sales De Andrade Title: Vice President
BANK OF AMERICA, N.A. (acting through its London branch), as a U.K. Lender By: /s/ Medina Sales De Andrade Name: Medina Sales De Andrade Title: Senior Vice President
UBS LOAN FINANCE LLC, as a U.S. Lender and a U.K. Lender By: /s/ Joselin Fernandes Name: Joselin Fernandes Title: Associate Director By: /s/ Darlene Arias Name: Darlene Arias Title: Director

UBS AG CANADA BRANCH,
as a Canadian Lender

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

By: /s/ James Morgan
Name:     James Morgan
Title: Executive Director, Regional Functional Head

WELLS FARGO BANK, N.A., as a U.S. Lender By: /s/ David Klages Name: David Klages Title: Portfolio Manager
WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender By: /s/ Domenic Cosentino Name: Domenic Cosentino Title: Vice President
WELLS FARGO BANK, N.A. (London Branch), as a U.K. Lender By: /s/ Tania Saldanha Name: Tania Saldanha Title: Associate Director
SUNTRUST BANK, as a U.S. Lender and as a Canadian Lender By: /s/ Stephen D. Metts Name: Stephen D. Metts Title: Director